SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2001

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 812-6200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 31, 2001, S1 Corporation (“S1”) issued a press release announcing the results of operations for the second quarter of 2001. That press release is filed as Exhibit 99.1 to this report. Also on July 31, 2001, S1 held a conference call during which S1 discussed its second quarter results. A taped replay of the conference call is available for play-back by dialing (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (international). The access code is 530383. The replay will be active until 8:00 p.m. EDT on August 6, 2001. A copy of the prepared remarks presented during the conference call is filed as Exhibit 99.2 to this report.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 31, 2001.

99.2	Materials presented during analyst conference call held July 31, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Richard P. Dobb Richard P. Dobb Vice President, General Counsel and Secretary

Date: July 31, 2001

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 31, 2001.

99.2	Materials presented during analyst conference call held July 31, 2001.